Hotchkis & Wiley Funds

Supplement dated December 31, 2018 to the Prospectus dated August 29, 2018 of:

International Value Fund

Effective December 31, 2018, Hunter Doble will replace Scott McBride as a Portfolio Manager on the Hotchkis & Wiley International Value Fund.  Mr. Doble joins David Green and Scott Rosenthal in portfolio management responsibilities for the Fund.  Mr. Doble has been part of the Advisor’s investment team since 2005 where he provides expertise and insight into the energy and financials sectors.  The Funds’ investment objectives, strategies, and policies will remain unchanged.

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Hotchkis & Wiley Funds

Supplement dated December 31, 2018 to the Statement of Additional Information dated August 29, 2018

The information below supplements the Statement of Additional Information of the International Value Fund.
Effective December 31, 2018, Hunter Doble will replace Scott McBride as a Portfolio Manager on the Hotchkis & Wiley International Value Fund.  Mr. Doble joins David Green and Scott Rosenthal in portfolio management responsibilities for the Fund.  Mr. Doble has been part of the Advisor's investment team since 2005 where he provides expertise and insight into the energy and financials sectors.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Hunter Doble	8 $13.2 billion	8 $1.1 billion	60 $9.2 billion	1 $7.8 billion	1 $61 million	5 $932 million

Portfolio Manager	Name of Fund	Dollar Range of Shares Owned as of June 30, 2018*
Hunter Doble	International Value Fund	None
*Information for Mr. Doble is as of December 31, 2018

PLEASE RETAIN THIS NOTICE FOR FUTURE REFERENCE